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                                                                   EXHIBIT 10.16

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                         AMENDMENT TO PROGRAM AGREEMENTS
                 (BANK ONE'S CORPORATE ADVANTAGE LOAN PROGRAMS)

     This Amendment to Program Agreements (this "Amendment") amends the Program Agreements, as defined below, entered into by and among Bank One, National Association ("Bank One"), The First Marblehead Corporation ("FMC"), The Education Resources Institute, Inc. ("TERI"), and U.S. Bank, N.A. This Amendment is dated as of May 1, 2003.

                               W I T N E S S E T H

     WHEREAS, Bank One desires to offer its Education One loan products with reduced borrower fees to corporate employee and affinity groups; and

     WHEREAS, the parties hereto agree that such loans will be originated, guaranteed, and purchased under the Program Agreements (as defined below), as modified for such loans in this Amendment;

     NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I.   DEFINITIONS.

"Corporate Advantage Loan Programs" shall mean any program (a) offered under the Education One Program Guidelines, as amended from time to time, but involving the [**]pricing set forth in Schedule 3.3 attached hereto, and (b) marketed by Bank One and its corporate partners, including any corporate or affinity groups proposed by Bank One to TERI to which TERI consents in writing. Corporate Advantage Loan Program partners approved by TERI are shown on Exhibit C attached hereto. The parties intend to update Exhibit C as new Corporate Advantage partners are added by Bank One with the consent of TERI.

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Bank One, FMC, TERI, and State Street Bank and Trust Company (n/k/a U.S. Bank, N.A.) dated as of April 30, 2001, as amended.

"Guaranty Agreement" means that certain amended and restated agreement bearing that name entered into by and between Bank One and TERI dated as of May 13, 2002, as amended.

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"Loan Origination Agreement" means that certain amended and restated agreement bearing that name entered into between Bank One and TERI dated as of May 13, 2002, as amended.

"Note Purchase Agreement" means that certain amended and restated agreement bearing that name by and between FMC and Program Lender dated as of May 1, 2002, as amended.

"Program Agreements" means the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Deposit and Security Agreement, all as heretofore amended and as heretofore extended pursuant to an Extension Agreement dated November 1, 2002, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Program Guidelines" shall mean the document of that name, as amended from time to time, attached to and made a part of the Guaranty Agreement.

II.  AMENDMENTS

A. GENERALLY. Bank One hereby represents and warrants that the marketing of the Corporate Advantage Loan Programs by Bank One and its corporate partners shall comply with all applicable federal and state laws and regulations. The foregoing representation and warranty is hereby made a part of each of the Program Agreements and any breach of the foregoing representation and warranty shall be subject to indemnification as set forth in the applicable Program Agreement.

B. PROGRAM AGREEMENTS. All Program Agreements are hereby amended to include the above definition of "Corporate Advantage Loan Programs" and in each Program Agreement, the definitions of "Education One Program" and "Program" shall include Corporate Advantage Loan Programs, with the modifications herein that apply to such programs. Each definition of "Loans" or "Education One Loans" in the Program Agreements shall include loans made under the Corporate Advantage Loan Programs, as specified herein.

C.   GUARANTY AGREEMENT.

     1.   With respect to all Corporate Advantage Loan Programs, an additional
          Schedule 3.3 is added to the Guaranty Agreement in the form of
          Schedule 3.3 attached hereto.

     2. "Promissory Notes" shall include the notes attached hereto as Exhibit A, as each shall be amended from time to time under
          Section 3.2 of the Guaranty Agreement.

     3. Section 3.2 of the Guaranty Agreement is hereby amended by adding the following:

          "Upon TERI's request, Bank One will submit to TERI sample copies of promotional and marketing materials used in connection with the Corporate

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          Advantage Loan Programs. No such delivery of materials shall constitute or be construed as a representation or warranty by TERI that such materials comply with applicable law or with Bank One's obligations under this Agreement, and no such delivery shall excuse Bank One's performance of any of its obligations under this Agreement."

D. LOAN ORIGINATION AGREEMENT. With respect to the Corporate Advantage Loan Program, all marketing materials shall direct applicants to a web site created by Bank One for the particular corporate or affinity group in question. Bank One shall have full responsibility for hosting, supporting, and maintaining such web sites and for ensuring that Corporate Advantage Loan Program borrowers are directed to the proper web site and no other web site to apply for their loan. Bank One shall also ensure that such web sites interface with TERI's web application system in a manner directed by TERI to obtain correct fulfillment.

E. NOTE PURCHASE AGREEMENT. In the Note Purchase Agreement, Section 2.04 is amended by adding Section 2.04 attached hereto for Corporate Advantage Loan Programs.

F. DEPOSIT AND SECURITY AGREEMENT. The Deposit and Security Agreement shall apply to all Corporate Advantage Loan Program loans guaranteed under the Guaranty Agreement.

G. SERVICING AGREEMENT The obligations of FMC under this Amendment are conditioned upon FMC and PHEAA entering into a Supplement to Alternative Servicing Agreement substantially in the form attached hereto as Exhibit B.

H. In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.


   IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

                                    THE EDUCATION RESOURCES INSTITUTE,  INC.

                                    By: /s/ Lawrence W. O'Toole
                                        --------------------------
                                    Its: President

                                    BANK ONE, N.A.

                                    By: /s/ Myra Busch Goetz
                                        --------------------------
                                    Its: Vice President

                                    THE FIRST MARBLEHEAD CORPORATION

                                    By: /s/ Ralph James
                                        --------------------------
                                    Its: President

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                                    US BANK, N.A.

                                    By: /s/ [Illegible]
                                        --------------------------
                                    Its: Vice President

                                        4
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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party to the Schedule 3.3 or Exhibit A. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


Schedule 3.3          Guaranty Fees and Loan Pricing

Schedule 2.04 Revised Section 2.04 of the Note Purchase Agreement - filed herewith.

Exhibit A             Promissory Notes

Exhibit B             Supplement to Alternative Servicing Agreement -
                      filed herewith

Exhibit C             Corporate Advantage Partners Approved by TERI -
                      filed herewith

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     2.04.     MINIMUM PURCHASE PRICE.

     On the Purchase Date, Program Lender shall assign and convey all ED ONE CORPORATE ADVANTAGE Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of the following amounts with respect to each of the ED ONE CORPORATE ADVANTAGE Loans to be purchased:

   (a) The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

   (b) All accrued and unpaid interest on such ED ONE CORPORATE ADVANTAGE Loans, [**]; plus

   (c) [**]fees paid by Bank One to TERI with respect to such ED ONE CORPORATE ADVANTAGE Loans [**]; plus

   (d) The amount of any Guaranty Fees [**]; plus

   (e) A marketing fee and loan premium, [**]:
          1.  with respect to K-12 Creditworthy Loans, [**]
          2.  with respect to Continuing Education Creditworthy Loans, [**];
          3.  with respect to Undergraduate Creditworthy Loans, [**]; and
          4.  with respect to Graduate Creditworthy Loans, [**]

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                                    EXHIBIT B
                              SERVICING SUPPLEMENT

                                  SUPPLEMENT TO
                         ALTERNATIVE SERVICING AGREEMENT
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

     THIS SUPPLEMENT is made this ______ day of ___________, by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called the "Servicer"), and The First Marblehead Corporation, having an address at 30 Little Harbor, Marblehead, Massachusetts 01945 ("FMC"). Capitalized terms used herein without definition have the meanings given to them in the Alternative Servicing Agreement between the Servicer and FMC dated as of October 16, 2001, as amended by a First Amendment to Alternative Servicing Agreement dated as of November 1, 2001 and a Second Amendment to Alternative Servicing Agreement dated as of November 1, 2001 ("Agreement").

     WHEREAS, the Servicer and FMC entered the Agreement, pursuant to which the Parties agreed to designate from time to time additional TERI-guaranteed loan programs to be covered by the Agreement; and,

     WHEREAS, the Servicer, Special Purpose Entity ("SPE") and FMC wish to designate Bank One Corporate Advantage Loans purchased by FMC or an SPE as TERI-guaranteed loans covered by the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained in this Supplement and the fees to be paid by FMC to the Servicer under the Agreement, and intending to be legally bound, the Parties to this Supplement do hereby agree as follows:

1. The Servicer and FMC designate loans made under the Bank One Corporate Advantage Loan Programs, and purchased by FMC or an SPE, as loans covered by the Agreement.

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     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be duly executed as of the month, day and the year first above written.

PENNSYLVANIA HIGHER                         THE FIRST MARBLEHEAD
EDUCATION ASSISTANCE AGENCY                 CORPORATION


By:                                         By:
   ---------------------------------           ---------------------------------
Name:                                       Name:
     -------------------------------             -------------------------------
Title:                                      Title:
      ------------------------------              ------------------------------


------------------------------------        ------------------------------------
               Date                                         Date


                                            ------------------------------------
                                            Federal Tax Identification Number

Approved as to form and legality


------------------------------------
         PHEAA Chief Counsel

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                                    EXHIBIT C
                  CORPORATE ADVANTAGE PARTNERS APPROVED BY TERI

[**]